SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):          February 15, 2005

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15681	54-1807654
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3930 Pender Drive Fairfax, Virginia (Address of Principal Executive Offices)		22030 (Zip Code)

Registrant’s telephone number including area code:          (703) 460-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 15, 2005, webMethods, Inc. (“webMethods” or the “Company”) issued a press release announcing that it has filed with the Securities and Exchange Commission amendments to its Form 10-K for the fiscal year ended March 31, 2004 and its Form 10-Q for the three months ended June 30, 2004 to restate financial statements in accordance with an announcement made by the Company on February 3, 2005. The Company also announced that it has filed with the Securities and Exchange Commission its Form 10-Q for the three months ended September 30, 2004, which had been delayed due to an investigation commenced in November 2004 with respect to one of the Company’s international subsidiaries.

     A copy of the Company’s February 15, 2005 press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

     On February 15, 2005, webMethods, Inc. issued a press release announcing the filing with the Securities and Exchange Commission of its Form 10-Q for the three months ended September 30, 2004 and amendments to its Form 10-K for the fiscal year ended March 31, 2004 and to its Form 10-Q for the three months ended June 30, 2004 to restate its financial statements. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1 Press release dated February 15, 2005.*

*	This exhibit is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.
	By:	/s/ MARY DRIDI
		Name:	Mary Dridi
Date: February 15, 2005		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated February 15, 2005.*

*	This exhibit is furnished to, but not filed with, the Securities and Exchange Commission